UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/29/2016

Item 1. Reports to Stockholders.

Semiannual Report	4/30/2016

Oppenheimer Global Multi-Asset Growth Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
6-Month	-1.87%	-7.51%	-0.94%
Since Inception (8/27/15)	1.08	-4.74	2.75

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period end. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

2      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -1.87% during the reporting period. In comparison, the MSCI All Country World Index (the “Index”) produced a return of -0.94% over the same period.

MARKET OVERVIEW

Over the first half of the reporting period, continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (“ECB”) earlier in the month.

2016 began with declines in the price of almost every risk asset globally. Much of this volatility was driven by the twin fears of slowing global growth and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication. March saw a relief rally, however, as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices also began to stabilize and commodities started to pick up.

Financial market fears during this reporting period did not translate into a recession globally, however, and economic growth remained slow and steady. We believe continued accommodative monetary policy globally coupled with modest economic growth may likely set the tempo for the rest of 2016 despite the weak start to the year.

FUND REVIEW

The primary driver of the Fund’s negative performance during the reporting period came from its equity components. Equity markets were volatile in the period, with a sell-off driven by the Fed’s increase in interest rates, and a relief rally after a more dovish tone from the Fed. The top detractors were the global developed equity strategy and the large-cap growth strategy, both from an absolute and relative perspective. Our global developed equity strategy had underperformance relative to the Index during the period driven by poor stock selection within the Financials and Technology sectors. Our large-cap growth strategy was a large detractor with poor stock selection within the Technology and Health Care sectors.

During the reporting period, our allocation to certain alternative strategies detracted from performance but provided more downside protection than equites. In particular, Oppenheimer Global Multi Strategies Fund

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

and Oppenheimer Fundamental Alternatives Fund, which we had exposure to through over-the counter total return swaps, posted slight negative returns for the period, but outpaced equities. These funds seek to offer the diversification benefits of hedge fund-like strategies and use systematic and fundamental techniques to generate return. Both funds seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. We believe having exposure to these funds provides a great diversification strategy in this equity-dominated growth Fund.

The fixed-income components in aggregate were positive contributors to performance. In particular, our long duration posture was a big contributor. Last year we anticipated that U.S. Treasuries would be an attractive hedge against renewed market volatility, given their positive yield (relative to option based hedging strategies, where we would typically pay a premium for protection). Given our general concerns about global growth and a lack of discernible inflation, we believe developed market government bonds, particularly long-dated U.S. Treasuries, offered an attractive hedge in an uncertain environment. This duration hedge worked extremely well as volatility picked up in the first part of the year and yields on Treasuries fell substantially. With the significant move in yields, we reduced this exposure but still remain slightly long duration.

We expect the Fed to take a more accommodative stance that will help to calm markets over the near term. With this improvement in the risk backdrop and in conjunction with most developed markets in a slowdown regime, we think the most compelling opportunities are in credit. This is an area of the market that we had reduced last fall at a time when we believed credit would underperform as volatility picked up. We did see this play out, and spreads widened to near recession levels across the high yield market. In mid-March, with attractive valuations and a belief that volatility will stabilize with a more dovish Fed, we added high yield credit to the portfolio. In our view, credit offers an attractive opportunity to capture returns versus equities while incurring less risk in the aggregate portfolio.

STRATEGY & OUTLOOK

The Fund’s investment objective is to seek capital appreciation. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. The Fund invests in a globally diversified set of growth generating assets like traditional equities, fixed income assets, and alternatives. The Fund will dynamically allocate across assets based on the investment team’s views. The Fund seeks to capture the best opportunities for growth with less risk than the broad equity market.

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

As we look ahead, we expect a continuation in this reporting period’s seesaw behavior, in which global markets alternate between risk-on and risk-off. Our view is informed by the divergence in policy across the world’s major economies, as the U.S. looks to continue to normalize interest rates, while Europe, Japan, and China maintain and may even expand stimulative policy measures. This muted growth outlook coupled with lack of consistent direction is causing a high degree of financial market uncertainty that may persist for some time. With this type of backdrop, we believe in being somewhat cautious with our risk posture and instead focusing on higher risk-adjusted return assets. Finally, with a choppy market backdrop, we think a dynamic asset allocation approach is well suited to navigate the short-term market risks. Diverging policy and unintended stimulus effects are leading to some very interesting trends that we believe can persist over time. We believe a flexible mandate is well equipped to capitalize on such an environment.

Mark Hamilton	Dokyoung Lee, CFA
Portfolio Manager	Portfolio Manager

Benjamin Rockmuller, CFA	Alessio de Longis, CFA
Portfolio Manager	Portfolio Manager

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	1.1%
Citigroup, Inc.	0.9
Apple, Inc.	0.9
Alphabet, Inc., Cl. A	0.9
SAP SE	0.8
Airbus Group SE	0.8
PayPal Holdings, Inc.	0.7
Facebook, Inc., Cl. A	0.7
S&P Global, Inc.	0.7
Baidu, Inc., Sponsored ADR	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	56.7%
United Kingdom	6.2
Japan	5.0
France	4.3
Germany	4.3
Switzerland	3.4
China	3.2
India	2.3
Netherlands	2.2
Canada	2.2

Portfolio holdings and allocation are subject to change. Percentages are as of April 29, 2016, and are based on total market value of investments.

PORTFOLIO ALLOCATION
Common Stocks	75.5%
Investment Companies
Oppenheimer Global High Yield Fund	15.3
Oppenheimer Institutional Money Market Fund	1.8
U.S. Government Obligations	6.9
Preferred Stocks	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on the total market value of investments.

REGIONAL ALLOCATION
U.S./Canada	58.9%
Europe	24.8
Asia	13.6
Latin America	1.5
Emerging Europe	0.6
Middle East/Africa	0.6

Portfolio holdings and allocation are subject to change. Percentages are as of April 29, 2016, and are based on total market value of investments.

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	Since Inception
Class A (QMGAX)	8/27/15	-1.87%	1.08%
Class C (QMGCX)	8/27/15	-2.33	0.51
Class I (QMGIX)	8/27/15	-1.79	1.26
Class R (QMGRX)	8/27/15	-2.07	0.87
Class Y (QMGYX)	8/27/15	-1.93	1.11

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	Since Inception
Class A (QMGAX)	8/27/15	-7.51%	-4.74%
Class C (QMGCX)	8/27/15	-3.30	-0.49
Class I (QMGIX)	8/27/15	-1.79	1.26
Class R (QMGRX)	8/27/15	-2.07	0.87
Class Y (QMGYX)	8/27/15	-1.93	1.11

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the MSCI All Country World Index (ACWI). The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	November 1, 2015	April 29, 2016	April 29, 2016
Class A	$1,000.00	$981.30	$5.40
Class C	1,000.00	976.70	9.08
Class I	1,000.00	982.10	4.17
Class R	1,000.00	979.30	6.63
Class Y	1,000.00	980.70	4.66

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.29	5.51
Class C	1,000.00	1,015.58	9.26
Class I	1,000.00	1,020.52	4.26
Class R	1,000.00	1,018.05	6.76
Class Y	1,000.00	1,020.03	4.76

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.85
Class I	0.85
Class R	1.35
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value

Common Stocks—74.9%

Consumer Discretionary—13.0%

Auto Components—1.1%

Bridgestone Corp.	3,100	$ 114,581

Continental AG	571	125,418

Delphi Automotive plc	525	38,656

Denso Corp.	1,500	56,201

Johnson Controls, Inc.	1,311	54,275

Lear Corp.	179	20,608

Valeo SA	1,020	161,401

		571,140

Automobiles—0.7%

Astra International Tbk PT	72,500	36,873

Bayerische Motoren Werke AG	572	52,682

Ford Motor Co.	1,866	25,303

Hero MotoCorp Ltd.	2,016	87,874

Suzuki Motor Corp.	1,400	37,774

Tata Motors Ltd., ADR[1]	3,142	95,454

		335,960

Diversified Consumer Services—0.3%

Dignity plc	1,670	59,595

Estacio Participacoes SA	5,900	20,363

Kroton Educacional SA	7,100	26,424

New Oriental Education & Technology Group, Inc., Sponsored ADR	1,750	68,530

		174,912

Hotels, Restaurants & Leisure—2.3%

Accor SA	1,740	77,138

Carnival Corp.	4,729	231,957

China Lodging Group Ltd., ADR	541	19,508

Crown Resorts Ltd.	4,223	37,871

Domino’s Pizza Group plc	5,770	77,558

Genting Bhd	33,200	75,077

Genting Malaysia Bhd	19,900	22,756

International Game Technology plc	2,500	43,350

Jollibee Foods Corp.	5,910	28,921

Las Vegas Sands Corp.	820	37,023

McDonald’s Corp.	1,633	206,558

Melco Crown Entertainment Ltd., ADR	2,760	40,848

Sands China Ltd.	14,000	49,893

Starbucks Corp.	579	32,557

Whitbread plc	1,240	70,323

William Hill plc	16,509	75,527

Yum! Brands, Inc.	384	30,551

		1,157,416

Household Durables—0.6%

Lennar Corp., Cl. A	589	26,688

SEB SA	790	88,483

Sony Corp.	5,400	131,275

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Durables (Continued)

Whirlpool Corp.	268	$46,669

		293,115

Internet & Catalog Retail—1.0%

Amazon.com, Inc.[1]	206	135,876

Ctrip.com International Ltd., ADR[1]	2,120	92,453

JD.com, Inc., ADR[1]	7,517	192,135

Netflix, Inc.[1]	72	6,482

Rakuten, Inc.	9,100	98,730

		525,676

Leisure Products—0.2%

Hasbro, Inc.	464	39,273

Nintendo Co. Ltd.	400	53,807

		93,080

Media—2.1%

CBS Corp., Cl. B	775	43,330

Comcast Corp., Cl. A	4,135	251,243

DISH Network Corp., Cl. A1	492	24,251

Grupo Televisa SAB, Sponsored ADR	3,610	105,520

ProSiebenSat.1 Media SE	1,691	86,234

SES SA, FDR	1,990	54,315

SKY Perfect JSAT Holdings, Inc.	9,100	48,114

Sky plc	8,047	110,595

Walt Disney Co. (The)	2,170	224,074

Zee Entertainment Enterprises Ltd.	20,155	125,745

		1,073,421

Multiline Retail—0.5%

Dollarama, Inc.	2,079	149,889

Hudson’s Bay Co.	5,214	69,315

Kohl’s Corp.	152	6,733

Macy’s, Inc.	279	11,046

Nordstrom, Inc.	128	6,545

		243,528

Specialty Retail—1.6%

AutoZone, Inc.[1]	108	82,645

Bed Bath & Beyond, Inc.[1]	126	5,950

CarMax, Inc.[1]	461	24,410

Dufry AG1	507	66,698

Fast Retailing Co. Ltd.	70	18,059

Foot Locker, Inc.	319	19,599

Home Depot, Inc. (The)	1,353	181,153

Industria de Diseno Textil SA	6,554	210,654

O’Reilly Automotive, Inc.[1]	110	28,895

Tiffany & Co.	1,260	89,901

TJX Cos., Inc. (The)	667	50,572

Williams-Sonoma, Inc.	159	9,346

		787,882

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Textiles, Apparel & Luxury Goods—2.6%

adidas AG	1,365	$176,016

Brunello Cucinelli SpA	1,403	27,562

Burberry Group plc	8,065	139,936

Christian Dior SE	328	57,500

Cie Financiere Richemont SA	1,055	70,250

Coach, Inc.	448	18,041

Hermes International	200	71,118

HUGO BOSS AG	690	43,972

Kering	1,210	207,604

LVMH Moet Hennessy Louis Vuitton SE	1,750	290,200

NIKE, Inc., Cl. B	1,008	59,412

Prada SpA	19,500	65,749

Swatch Group AG (The)	172	58,815

Tod’s SpA	369	25,451

		1,311,626

Consumer Staples—8.1%

Beverages—1.9%

Ambev SA, ADR	750	4,192

Anadolu Efes Biracilik Ve Malt Sanayii AS	3,404	26,766

Coca-Cola Co. (The)	937	41,978

Coca-Cola Enterprises, Inc.	1,420	74,522

Constellation Brands, Inc., Cl. A	297	46,350

Diageo plc	3,152	85,163

Dr Pepper Snapple Group, Inc.	213	19,364

Fomento Economico Mexicano SAB de CV	4,213	39,273

Heineken NV	1,198	112,320

Kweichow Moutai Co. Ltd., Cl. A	1,000	38,599

Molson Coors Brewing Co., Cl. B	190	18,170

Nigerian Breweries plc	31,253	18,253

PepsiCo, Inc.	2,109	217,143

Pernod Ricard SA	1,530	165,266

SABMiller plc	710	43,445

Tsingtao Brewery Co. Ltd., Cl. H	2,000	7,560

		958,364

Food & Staples Retailing—1.1%

Alimentation Couche-Tard, Inc., Cl. B	339	14,860

Almacenes Exito SA	2,378	13,373

Almacenes Exito SA, GDR[2]	1,700	9,548

BIM Birlesik Magazalar AS	1,440	31,724

Costco Wholesale Corp.	191	28,293

CP ALL PCL	76,900	100,426

CVS Health Corp.	394	39,597

Kroger Co. (The)	395	13,979

Magnit PJSC	893	124,620

Spar Group Ltd. (The)	4,772	71,319

Walgreens Boots Alliance, Inc.	708	56,130

Wal-Mart de Mexico SAB de CV	6,732	16,638

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food & Staples Retailing (Continued)

Wal-Mart Stores, Inc.	638	$42,663

		563,170

Food Products—2.9%

Aryzta AG1	1,586	61,633

Barry Callebaut AG1	62	72,708

Danone SA	3,000	210,217

Hormel Foods Corp.	406	15,651

Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A	13,400	30,935

Kraft Heinz Co. (The)	2,583	201,655

Mondelez International, Inc., Cl. A	4,938	212,137

Nestle SA	3,653	271,983

Saputo, Inc.	3,018	94,891

Tingyi Cayman Islands Holding Corp.	22,000	25,730

Unilever plc	4,936	221,347

Want Want China Holdings Ltd.	46,000	35,270

		1,454,157

Household Products—0.7%

Colgate-Palmolive Co.	2,700	191,484

Procter & Gamble Co. (The)	794	63,615

Reckitt Benckiser Group plc	930	90,282

		345,381

Personal Products—0.1%

LG Household & Health Care Ltd.	7	6,167

Shiseido Co. Ltd.	3,200	71,467

		77,634

Tobacco—1.4%

Japan Tobacco, Inc.	4,300	176,134

KT&G Corp.	1,142	123,226

Philip Morris International, Inc.	2,559	251,089

Reynolds American, Inc.	108	5,357

Swedish Match AB	4,053	128,510

		684,316

Energy—3.1%

Energy Equipment & Services—0.4%

Halliburton Co.	500	20,655

Schlumberger Ltd.	451	36,233

Technip SA1	2,880	169,553

		226,441

Oil, Gas & Consumable Fuels—2.7%

Anadarko Petroleum Corp.	1,149	60,621

Apache Corp.	1,080	58,752

BP plc, Sponsored ADR	1,338	44,930

Chevron Corp.	2,124	217,030

CNOOC Ltd.	42,000	52,065

ConocoPhillips	1,094	52,282

Continental Resources, Inc.[1]	536	19,972

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Enbridge, Inc.	1,052	$43,700

EOG Resources, Inc.	666	55,025

HollyFrontier Corp.	1,110	39,516

Koninklijke Vopak NV	1,560	84,809

Magellan Midstream Partners LP3	1,079	77,764

Newfield Exploration Co.[1]	736	26,680

Noble Energy, Inc.	1,911	69,006

Novatek OAO, Sponsored GDR	955	92,348

Phillips 66	374	30,709

Pioneer Natural Resources Co.	111	18,437

Repsol SA	3,751	49,508

Suncor Energy, Inc.	6,858	201,420

Total SA	1,210	61,188

		1,355,762

Financials—11.1%

Capital Markets—1.8%

Bank of New York Mellon Corp. (The)	3,440	138,426

BlackRock, Inc., Cl. A	127	45,254

Charles Schwab Corp. (The)	922	26,194

Credit Suisse Group AG1	4,582	69,423

Deutsche Bank AG	3,016	56,862

Goldman Sachs Group, Inc. (The)	805	132,109

ICAP plc	13,083	89,761

Morgan Stanley	194	5,250

Nomura Holdings, Inc.	6,800	28,562

T. Rowe Price Group, Inc.	283	21,307

Tullett Prebon plc	4,270	21,141

UBS Group AG	14,661	253,155

		887,444

Commercial Banks—3.1%

Banca Monte dei Paschi di Siena SpA[1]	33,654	27,343

Banco Bilbao Vizcaya Argentaria SA	9,365	64,487

Bank of America Corp.	7,456	108,559

Bank Pekao SA	504	20,450

BOC Hong Kong Holdings Ltd.	14,000	41,723

Citigroup, Inc.	9,819	454,423

Grupo Aval Acciones y Valores SA, ADR	5,220	42,230

Grupo Financiero Banorte SAB de CV	8,749	49,744

Grupo Financiero Inbursa SAB de CV	22,096	43,307

ICICI Bank Ltd., Sponsored ADR	18,670	131,624

JPMorgan Chase & Co.	2,337	147,698

Kotak Mahindra Bank Ltd.	2,723	29,306

Lloyds Banking Group plc	75,589	74,366

M&T Bank Corp.	566	66,969

Sberbank of Russia PJSC, ADR	8,150	65,431

Societe Generale SA	1,680	65,966

Sumitomo Mitsui Financial Group, Inc.	2,300	69,138

SunTrust Banks, Inc.	1,206	50,338

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

Zenith Bank plc	193,937	$12,387

		1,565,489

Consumer Finance—0.6%

Ally Financial, Inc.[1]	6,302	112,239

Discover Financial Services	1,737	97,741

Synchrony Financial[1]	2,306	70,494

		280,474

Diversified Financial Services—2.0%

Berkshire Hathaway, Inc., Cl. B1	1,409	204,981

BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	12,800	63,940

CME Group, Inc., Cl. A	2,433	223,617

Grupo de Inversiones Suramericana SA	2,685	36,288

Hong Kong Exchanges & Clearing Ltd.	2,100	52,956

ING Groep NV	5,657	69,375

Intercontinental Exchange, Inc.	44	10,561

Investment AB Kinnevik, Cl. B	1,060	30,439

S&P Global, Inc.	3,142	335,723

		1,027,880

Insurance—2.2%

AIA Group Ltd.	17,200	102,684

Allianz SE	853	144,672

American International Group, Inc.	1,739	97,071

Aon plc	456	47,935

China Pacific Insurance Group Co. Ltd., Cl. H	11,200	39,301

Dai-ichi Life Insurance Co. Ltd. (The)	6,900	82,188

FNF Group	1,840	58,696

Marsh & McLennan Cos., Inc.	1,197	75,590

Old Mutual plc	21,351	58,104

PICC Property & Casualty Co. Ltd., Cl. H	8,000	14,406

Ping An Insurance Group Co. of China Ltd., Cl. H	13,500	62,846

Progressive Corp. (The)	2,488	81,109

Prudential plc	9,960	197,033

Sul America SA	4,100	19,968

		1,081,603

Real Estate Investment Trusts (REITs)—0.4%

Crown Castle International Corp.	175	15,204

Digital Realty Trust, Inc.	210	18,476

Equity Residential	412	28,045

Public Storage	134	32,804

Simon Property Group, Inc.	595	119,696

		214,225

Real Estate Management & Development—0.7%

Deutsche Wohnen AG	1,140	34,898

DLF Ltd.	56,313	109,677

Global Logistic Properties Ltd.	16,000	22,726

Hang Lung Group Ltd.	5,000	15,359

Hang Lung Properties Ltd.	5,000	9,914

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Real Estate Management & Development (Continued)

SM Prime Holdings, Inc.	92,000	$44,284

SOHO China Ltd.	30,000	15,113

Vonovia SE	3,445	115,964

		367,935

Thrifts & Mortgage Finance—0.3%

Housing Development Finance Corp. Ltd.	9,759	159,863

Health Care—8.3%

Biotechnology—1.8%

ACADIA Pharmaceuticals, Inc.[1]	1,910	61,693

Amgen, Inc.	165	26,119

Biogen, Inc.[1]	674	185,343

BioMarin Pharmaceutical, Inc.[1]	640	54,195

Bluebird Bio, Inc.[1]	580	25,723

Celgene Corp.[1]	307	31,747

Celldex Therapeutics, Inc.[1]	4,000	16,000

Circassia Pharmaceuticals plc[1]	14,090	55,596

CSL Ltd.	1,100	87,769

Gilead Sciences, Inc.	1,460	128,787

Grifols SA	4,216	91,841

Ionis Pharmaceuticals, Inc.[1]	640	26,221

MacroGenics, Inc.[1]	1,310	26,934

Regeneron Pharmaceuticals, Inc.[1]	43	16,199

Sage Therapeutics, Inc.[1]	270	10,176

Vertex Pharmaceuticals, Inc.[1]	566	47,736

		892,079

Health Care Equipment & Supplies—1.2%

Boston Scientific Corp.[1]	4,575	100,284

Coloplast AS, Cl. B	995	74,658

Essilor International SA	580	75,121

Medtronic plc	198	15,672

Sonova Holding AG	514	68,730

St. Jude Medical, Inc.	840	64,008

William Demant Holding AS1	569	58,513

Zimmer Biomet Holdings, Inc.	1,162	134,525

		591,511

Health Care Providers & Services—2.0%

Aetna, Inc.	1,890	212,190

Anthem, Inc.	990	139,362

Apollo Hospitals Enterprise Ltd.	1,514	29,772

Cardinal Health, Inc.	358	28,089

Cigna Corp.	150	20,781

Express Scripts Holding Co.[1]	2,113	155,792

HCA Holdings, Inc.[1]	139	11,206

Humana, Inc.	40	7,083

McKesson Corp.	377	63,268

Sinopharm Group Co. Ltd., Cl. H	16,800	71,300

Sonic Healthcare Ltd.	3,202	46,956

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services (Continued)

UnitedHealth Group, Inc.	1,935	$254,801

		1,040,600

Health Care Technology—0.0%

Cerner Corp.[1]	586	32,898

Life Sciences Tools & Services—0.3%

Agilent Technologies, Inc.	798	32,654

Lonza Group AG1	457	76,084

Thermo Fisher Scientific, Inc.	177	25,532

		134,270

Pharmaceuticals—3.0%

Allergan plc[1]	573	124,089

Bayer AG	972	112,164

Bristol-Myers Squibb Co.	2,933	211,704

Dr. Reddy’s Laboratories Ltd.	1,024	47,260

Eli Lilly & Co.	479	36,179

Galenica AG	53	77,518

Glenmark Pharmaceuticals Ltd.	1,061	13,214

Jiangsu Hengrui Medicine Co. Ltd., Cl. A	300	2,155

Johnson & Johnson	1,765	197,821

Merck & Co., Inc.	2,184	119,771

Mylan NV1	1,217	50,761

Novo Nordisk AS, Cl. B	1,748	97,681

Pfizer, Inc.	3,134	102,513

Roche Holding AG	649	164,160

Shire plc	760	47,448

Sun Pharmaceutical Industries Ltd.	2,335	28,510

Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,412	76,883

Theravance Biopharma, Inc.[1]	480	9,960

		1,519,791

Industrials—10.4%

Aerospace & Defense—1.6%

Airbus Group SE	6,283	393,175

Embraer SA	5,100	30,503

Embraer SA, Sponsored ADR	3,600	83,160

Lockheed Martin Corp.	547	127,112

Rolls-Royce Holdings plc[1]	10,538	103,479

United Technologies Corp.	921	96,125

		833,554

Air Freight & Couriers—0.6%

FedEx Corp.	138	22,785

Royal Mail plc	24,761	176,617

United Parcel Service, Inc., Cl. B	1,110	116,628

XPO Logistics, Inc.[1]	395	11,905

		327,935

Airlines—0.3%

Delta Air Lines, Inc.	482	20,085

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Airlines (Continued)

Japan Airlines Co. Ltd.	3,100	$112,152

		132,237

Building Products—0.3%

A.O. Smith Corp.	186	14,363

Allegion plc	250	16,362

Assa Abloy AB, Cl. B	6,583	137,950

		168,675

Commercial Services & Supplies—0.8%

Aggreko plc	2,657	42,335

Cintas Corp.	32	2,873

Edenred	3,340	65,759

Prosegur Cia de Seguridad SA	14,465	83,826

Republic Services, Inc., Cl. A	626	29,466

Tyco International plc	2,548	98,149

Waste Connections, Inc.	1,019	68,558

Waste Management, Inc.	323	18,989

		409,955

Construction & Engineering—0.6%

Boskalis Westminster	2,194	91,503

CIMIC Group Ltd.	2,100	56,907

FLSmidth & Co. AS	662	25,733

Vinci SA	1,520	113,699

		287,842

Electrical Equipment—1.2%

ABB Ltd.[1]	1,616	34,189

Acuity Brands, Inc.	88	21,462

Eaton Corp. plc	1,110	70,230

Emerson Electric Co.	1,180	64,463

Legrand SA	1,230	70,097

Nidec Corp.	3,000	216,955

Prysmian SpA	1,582	37,365

Rockwell Automation, Inc.	157	17,815

Schneider Electric SE1	1,000	65,142

		597,718

Industrial Conglomerates—1.4%

3M Co.	760	127,209

Danaher Corp.	1,099	106,328

General Electric Co.	9,636	296,307

Jardine Strategic Holdings Ltd.	2,000	57,834

Siemens AG	418	43,626

SM Investments Corp.	2,620	52,612

		683,916

Machinery—1.1%

Aalberts Industries NV	3,028	103,790

Atlas Copco AB, Cl. A	3,029	78,313

Caterpillar, Inc.	286	22,228

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery (Continued)

Colfax Corp.[1]	191	$6,194

Cummins, Inc.	156	18,257

Deere & Co.	918	77,213

FANUC Corp.	300	44,011

Ingersoll-Rand plc	411	26,937

NGK Insulators Ltd.	2,000	40,773

Parker-Hannifin Corp.	355	41,187

Stanley Black & Decker, Inc.	152	17,012

WABCO Holdings, Inc.[1]	192	21,535

Wabtec Corp.	282	23,386

Weir Group plc (The)	1,348	23,747

		544,583

Professional Services—1.0%

Experian plc	6,116	112,093

Intertek Group plc	2,000	95,373

Nielsen Holdings plc	3,313	172,740

Recruit Holdings Co. Ltd.	2,700	83,552

SGS SA	25	55,050

		518,808

Road & Rail—0.4%

Canadian National Railway Co.	1,033	63,591

Canadian Pacific Railway Ltd.	740	106,745

CSX Corp.	682	18,598

J.B. Hunt Transport Services, Inc.	229	18,980

		207,914

Trading Companies & Distributors—0.9%

Brenntag AG	2,898	170,152

Bunzl plc	3,574	106,689

Travis Perkins plc	3,054	82,654

Wolseley plc	1,423	79,677

		439,172

Transportation Infrastructure—0.2%

Airports of Thailand PCL	1,000	11,193

DP World Ltd.	3,253	61,204

Grupo Aeroportuario del Sureste SAB de CV, Cl. B1	1,295	19,944

		92,341

Information Technology—14.5%

Communications Equipment—0.6%

Nokia OYJ	13,923	81,985

Nokia OYJ, Sponsored ADR	8,248	48,416

Telefonaktiebolaget LM Ericsson, Cl. B	22,524	182,187

		312,588

Electronic Equipment, Instruments, & Components—1.3%

Hoya Corp.	2,000	76,145

Keyence Corp.	300	178,668

Kyocera Corp.	1,900	93,102

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Murata Manufacturing Co. Ltd.	1,600	$206,903

Spectris plc	1,537	41,040

TDK Corp.	500	29,014

TE Connectivity Ltd.	748	44,491

		669,363

Internet Software & Services—4.8%

Alibaba Group Holding Ltd., Sponsored ADR[1]	2,579	198,428

Alphabet, Inc., Cl. A1	612	433,223

Alphabet, Inc., Cl. C1	781	541,241

Baidu, Inc., Sponsored ADR[1]	1,549	300,971

eBay, Inc.[1]	5,068	123,811

Facebook, Inc., Cl. A1	3,006	353,446

LinkedIn Corp., Cl. A1	490	61,402

NAVER Corp.	86	50,978

Tencent Holdings Ltd.	9,600	194,806

Twitter, Inc.[1]	2,910	42,544

United Internet AG	1,264	61,653

Yahoo Japan Corp.	16,200	72,390

		2,434,893

IT Services—2.1%

Amadeus IT Holding SA, Cl. A	2,292	104,514

Amdocs Ltd.	2,385	134,848

Cognizant Technology Solutions Corp., Cl. A1	180	10,507

Earthport plc[1]	33,440	8,354

First Data Corp., Cl. A1	3,585	40,833

Infosys Ltd.	6,436	116,743

MasterCard, Inc., Cl. A	939	91,074

NTT Data Corp.	700	36,387

PayPal Holdings, Inc.[1]	9,396	368,135

Tata Consultancy Services Ltd.	1,173	44,785

Visa, Inc., Cl. A	484	37,384

Xerox Corp.	6,773	65,021

		1,058,585

Semiconductors & Semiconductor Equipment—1.9%

Applied Materials, Inc.	2,188	44,788

ARM Holdings plc	4,120	56,580

ASML Holding NV1	728	70,389

Broadcom Ltd.	873	127,240

Infineon Technologies AG	13,507	192,046

Maxim Integrated Products, Inc.	4,020	143,594

Microchip Technology, Inc.	550	26,724

Micron Technology, Inc.[1]	1,476	15,867

NVIDIA Corp.	1,149	40,824

NXP Semiconductors NV1	210	17,909

Taiwan Semiconductor Manufacturing Co. Ltd.	28,000	128,296

Texas Instruments, Inc.	1,044	59,550

		923,807

21        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Software—2.7%

Activision Blizzard, Inc.	2,461	$84,831

Adobe Systems, Inc.[1]	1,190	112,122

AVEVA Group plc	1,070	25,241

Check Point Software Technologies Ltd.[1]	217	17,983

Dassault Systemes	1,050	82,161

Electronic Arts, Inc.[1]	1,142	70,633

Gemalto NV	1,022	66,504

Intuit, Inc.	1,590	160,415

Microsoft Corp.	1,451	72,361

Oracle Corp.	2,366	94,309

SAP SE	5,288	413,637

Synopsys, Inc.[1]	823	39,109

Temenos Group AG1	1,715	88,835

		1,328,141

Technology Hardware, Storage & Peripherals—1.1%

Apple, Inc.	4,821	451,921

Lenovo Group Ltd.	62,000	48,655

Western Digital Corp.	1,660	67,836

		568,412

Materials—2.9%

Chemicals—1.6%

Akzo Nobel NV	1,323	93,885

Albemarle Corp.	511	33,808

Asian Paints Ltd.	651	8,502

Eastman Chemical Co.	602	45,981

Essentra plc	7,094	84,429

Linde AG	1,091	166,719

Mosaic Co. (The)	197	5,514

Novozymes AS, Cl. B	1,806	86,604

PPG Industries, Inc.	502	55,416

Sherwin-Williams Co. (The)	83	23,847

Sika AG	18	76,652

Syngenta AG	305	122,945

		804,302

Construction Materials—0.5%

Indocement Tunggal Prakarsa Tbk PT	15,500	23,106

James Hardie Industries plc	6,600	92,869

Semen Indonesia Persero Tbk PT1	19,500	14,604

UltraTech Cement Ltd.	548	26,004

Vulcan Materials Co.	986	106,123

		262,706

Containers & Packaging—0.1%

CCL Industries, Inc., Cl. B	254	46,511

Metals & Mining—0.6%

Agnico Eagle Mines Ltd.	1,200	56,652

Alrosa PAO	32,540	37,282

Glencore plc[1]	11,200	26,945

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Metals & Mining (Continued)

Goldcorp, Inc.	3,829	$ 77,154

Newcrest Mining Ltd.[1]	3,500	51,308

Newmont Mining Corp.	179	6,260

Silver Wheaton Corp.	3,289	68,905

		324,506

Paper & Forest Products—0.1%

Louisiana-Pacific Corp.[1]	1,883	32,011

Telecommunication Services—2.9%

Diversified Telecommunication Services—1.7%

BT Group plc	13,957	90,685

Iliad SA	310	67,639

Inmarsat plc	3,840	52,101

Koninklijke KPN NV	10,885	42,832

Nippon Telegraph & Telephone Corp.	4,200	185,926

Spark New Zealand Ltd.	25,401	65,717

Telesites SAB de CV1	2,421	1,492

Telstra Corp. Ltd.	9,168	37,336

Verizon Communications, Inc.	3,812	194,183

Vivendi SA	6,613	126,716

		864,627

Wireless Telecommunication Services—1.2%

America Movil SAB de CV, ADR	1,500	21,240

China Mobile Ltd.	4,500	51,184

KDDI Corp.	6,100	173,511

Rogers Communications, Inc., Cl. B	2,449	95,251

SK Telecom Co. Ltd.	147	26,643

T-Mobile US, Inc.[1]	622	24,432

Vodafone Group plc	65,982	213,379

		605,640

Utilities—0.6%

Electric Utilities—0.5%

Edison International	1,203	85,064

NextEra Energy, Inc.	81	9,524

OGE Energy Corp.	982	29,057

PG&E Corp.	2,374	138,167

		261,812

Gas Utilities—0.1%

AmeriGas Partners LP3	1,024	44,391

Total Common Stocks (Cost $36,969,581)		37,815,988

Preferred Stocks—0.5%

Banco Davivienda SA, Preference	1,900	17,901

Bayerische Motoren Werke (BMW) AG, Preference	1,800	143,008

Lojas Americanas SA, Preference	17,760	82,778

Zee Entertainment Enterprises Ltd., 6% Cum.	56,210	7,398

Total Preferred Stocks (Cost $231,508)		251,085

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

U.S. Government Obligations—6.8%

United States Treasury Bonds, 2.875%, 8/15/45[4,5]	$2,023,000	$ 2,110,005

United States Treasury Nts., 1.625%, 2/15/26	1,350,000	1,326,009

Total U.S. Government Obligations (Cost $3,339,142)		3,436,014

	Shares

Investment Companies—16.9%

Oppenheimer Global High Yield Fund, Cl. I6	841,858	7,644,072

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[6,7]	907,458	907,458

Total Investment Companies (Cost $8,708,535)		8,551,530

Total Investments, at Value (Cost $49,248,766)	99.1%	50,054,617

Net Other Assets (Liabilities)	0.9	449,409

Net Assets	100.0%	$ 50,504,026

Footnotes to Statement of Investments

*April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,548 or 0.02% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,065,954. See Note 6 of the accompanying Notes.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $43,806. See Note 6 of the accompanying Notes.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares April 29, 2016[a]

Oppenheimer Global High Yield Fund, Cl. I	819,393	22,465	—	841,858
Oppenheimer Institutional Money Market Fund, Cl. E	318,978	11,637,225	11,048,745	907,458

	Value	Income

Oppenheimer Global High Yield Fund, Cl. I	$7,644,072	$198,040
Oppenheimer Institutional Money Market Fund, Cl. E	907,458	1,925

Total	$8,551,530	$199,965

     a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

7. Rate shown is the 7-day yield at period end.

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$28,398,343	56.7%
United Kingdom	2,991,183	6.0
Japan	2,535,521	5.1
France	2,346,280	4.7
Germany	2,139,725	4.3
Switzerland	1,760,265	3.5
China	1,561,952	3.1
Netherlands	1,146,489	2.3
Canada	1,088,884	2.2
India	1,061,731	2.1
Spain	604,831	1.2
Sweden	557,399	1.1
Hong Kong	371,210	0.7
Denmark	343,190	0.7
Brazil	331,328	0.7
Russia	319,681	0.6
Australia	318,148	0.6
Mexico	297,157	0.6
South Korea	207,014	0.4
Italy	183,470	0.4
Singapore	149,966	0.3
Ireland	140,316	0.3
Finland	130,401	0.3
Taiwan	128,296	0.3
Philippines	125,817	0.3
Colombia	119,340	0.2
Thailand	111,619	0.2
Malaysia	97,833	0.2
Israel	94,866	0.2
Indonesia	74,583	0.2
South Africa	71,319	0.1
New Zealand	65,717	0.1
United Arab Emirates	61,204	0.1
Turkey	58,490	0.1
Nigeria	30,639	0.1
Poland	20,450	0.0
Cayman Islands	9,960	0.0

Total	$50,054,617	100.0%

Forward Currency Exchange Contracts as of April 29, 2016

Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BNP	06/2016	MXN	8,600	USD	491	$6,166	$—
BOA	06/2016	CLP	533,000	USD	794	9,263	—
BOA	06/2016	JPY	308,000	USD	2,768	130,858	—
BOA	06/2016	SEK	18,700	USD	2,293	39,814	—

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	06/2016	USD	347	CAD	450	$—	$12,108
BOA	06/2016	USD	596	HKD	4,620	98	—
BOA	06/2016	USD	2,572	INR	173,000	—	8,402
CITNA-B	06/2016	DKK	930	USD	142	1,702	—
CITNA-B	06/2016	USD	4,265	EUR	3,760	—	47,306
CITNA-B	06/2016	USD	2,818	GBP	1,945	—	24,010
CITNA-B	06/2016	USD	832	PLN	3,240	—	15,895
DEU	05/2016	BRL	200	USD	54	3,950	—
DEU	05/2016	JPY	44,000	USD	396	18,219	—
DEU	05/2016	USD	58	BRL	200	—	195
DEU	06/2016	ZAR	18,760	USD	1,288	15,705	—
GSCO-OT	05/2016 - 06/2016	BRL	13,500	USD	3,854	51,177	—
GSCO-OT	06/2016	COP	3,524,000	USD	1,190	37,728	—
GSCO-OT	06/2016	IDR	15,696,000	USD	1,182	—	3,877
GSCO-OT	05/2016	USD	1,915	BRL	6,750	—	47,744
HSBC	06/2016	PLN	3,160	USD	834	—	7,394
HSBC	06/2016	USD	164	CHF	160	—	3,070
HSBC	06/2016	USD	390	HKD	3,020	43	—
HSBC	05/2016	USD	389	JPY	44,000	—	25,154
HSBC	06/2016	ZAR	3,620	USD	234	17,517	—
JPM	06/2016	AUD	2,225	USD	1,693	—	5,163
JPM	05/2016	BRL	6,550	USD	1,821	83,523	—
JPM	06/2016	INR	119,000	USD	1,764	11,104	—
JPM	06/2016	THB	1,000	USD	29	—	150
JPM	06/2016	USD	905	AUD	1,176	12,315	—
JPM	05/2016	USD	1,898	BRL	6,550	—	6,374
JPM	06/2016	USD	1,592	JPY	172,000	—	27,288
JPM	06/2016	USD	111	KRW	129,000	—	1,001
JPM	06/2016	USD	62	TWD	2,000	254	—
MSCO	06/2016	NOK	6,880	USD	826	27,785	—
MSCO	06/2016	USD	1,675	CHF	1,615	—	12,093
MSCO	06/2016	USD	1,348	JPY	150,000	—	64,295

Total Unrealized Appreciation and Depreciation						$467,221	$311,519

Futures Contracts as of April 29, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Mini MSCI Emerging Markets
Index	NYF	Buy	6/17/16	19	$796,480	$33,864
S&P 500 E-Mini Index	CME	Sell	6/17/16	1	102,955	1,120
STOXX Europe 600 Index	EUX	Sell	6/17/16	180	3,483,242	(43,250)
United States Treasury Long Bonds	CBT	Buy	6/21/16	17	2,776,313	(48,584)
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/16	34	4,422,125	25,874
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/16	40	4,836,563	11,089

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Futures Contracts (Continued)

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Ultra Bonds	CBT	Buy	6/21/16	2	$342,688	$2,226

						$(17,661)

Over-the-Counter Total Return Swaps at April 29, 2016

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

iShares iBoxx USD High Yield	BOA	Receive	One-Month USD BBA LIBOR minus 25 basis points	3/28/17	USD	4,901	$27,526

OAIIX Reference Fund**	GSG	Receive	One-Month USD BBA LIBOR plus 100 basis points	9/20/16	USD	3,415	10,485

OAIIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	9/16/16	USD	3,858	12,463

QOPIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	9/16/16	USD	7,386	(48,867)

Total of Over-the-Counter Total Return Swaps							$1,607

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

**The Reference Asset is an affiliated Fund.

Reference Asset	Value	Realized Loss

OAIIX Reference Fund	$22,948	$42,504

QOPIX Reference Fund	(48,867)	113,160

Total	$(25,919)	$155,664

Glossary:
Counterparty Abbreviations
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
t-SGS	Societe Gererale
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)

CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
OAIIX	Oppenheimer Global Multi Strategies Fund
QOPIX	Oppenheimer Fundamental Alternatives Fund
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
NYF	New York Futures Exchange

See accompanying Notes to Financial Statements.

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $40,540,231)	$ 41,503,087
Affiliated companies (cost $8,708,535)	8,551,530

50,054,617

Cash—foreign currencies (cost $382)	358

Unrealized appreciation on forward currency exchange contracts	467,221

Swaps, at value	27,526

Affiliated swaps, at value	22,948

Receivables and other assets:
Investments sold	182,561
Interest and dividends	140,608
Variation margin receivable	86,462
Shares of beneficial interest sold	40
Other	31,339

Total assets	51,013,680

Liabilities
Bank overdraft	2,381

Unrealized depreciation on forward currency exchange contracts	311,519

Affiliated swaps, at value	48,867

Payables and other liabilities:
Investments purchased	133,331
Distribution and service plan fees	10,299
Variation margin payable	2,755
Shareholder communications	317
Trustees’ compensation	185

Total liabilities	509,654

Net Assets	$ 50,504,026

Composition of Net Assets
Par value of shares of beneficial interest	$ 5,042

Additional paid-in capital	50,389,910

Accumulated net investment loss	(15,756)

Accumulated net realized loss on investments and foreign currency transactions	(836,216)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	961,046

Net Assets	$ 50,504,026

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $50,205,753 and 5,011,728 shares of beneficial interest outstanding)	$10.02
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.63

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $261,626 and 26,205 shares of beneficial interest outstanding)	$9.98

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,026 and 1,000 shares of beneficial interest outstanding)	$10.03

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,597 and 1,658 shares of beneficial interest outstanding)	$10.01

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,024 and 1,000 shares of beneficial interest outstanding)	$10.02

See accompanying Notes to Financial Statements.

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 29, 20161 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $24,281)	$ 346,742
Affiliated companies	199,965

Interest	60,761

Total investment income	607,468

Expenses
Management fees	182,243

Distribution and service plan fees:
Class A	3,763
Class C	828
Class R	16

Transfer and shareholder servicing agent fees:
Class A	53,239
Class C	184
Class I	2
Class R	13
Class Y	11

Shareholder communications:
Class A	896
Class C	251
Class R	17

Legal, auditing and other professional fees	51,516

Custodian fees and expenses	12,676

Trustees’ compensation	411

Other	13,547

Total expenses	319,613
Less waivers and reimbursements of expenses	(51,451)

Net expenses	268,162

Net Investment Income	339,306

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

31        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$ (592,121)
Closing and expiration of futures contracts	(567,105)
Foreign currency transactions	174,488
Swap contracts	399,643
Affiliated swap contracts	(155,664)

Net realized loss	(740,759)

Net change in unrealized appreciation/depreciation on:
Investments	(1,309,022)
Translation of assets and liabilities denominated in foreign currencies	788,975
Futures contracts	(8,167)
Swap contracts	34,704
Affiliated swap contracts	(92,181)

Net change in unrealized appreciation/depreciation	(585,691)

Net Decrease in Net Assets Resulting from Operations	$ (987,144)

See accompanying Notes to Financial Statements.

32        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS    Unaudited

	Six Months Ended April 29, 2016[1] (Unaudited)	Period Ended October 30, 2015[1,2]

Operations
Net investment income	$339,306	$ 94,980

Net realized loss	(740,759)	(119,102)

Net change in unrealized appreciation/depreciation	(585,691)	1,546,737

Net increase (decrease) in net assets resulting from operations	(987,144)	1,522,615

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(430,562)	—
Class C	(1,003)	—
Class I	(94)	—
Class R	(77)	—
Class Y	(89)	—

	(431,825)	—

Distributions from net realized gain:
Class A	(1,201)	—
Class C	(3)	—
Class I	—	—
Class R	—	—
Class Y	—	—

	(1,204)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	107,480	49,945,032
Class C	210,599	32,088
Class I	—	—
Class R	6,385	—
Class Y	—	—

	324,464	49,977,120

Net Assets
Total increase (decrease)	(1,095,709)	51,499,735

Beginning of period	51,599,735	100,000[3]

End of period (including accumulated net investment income (loss) of $(15,756) and $76,763, respectively)	$50,504,026	$ 51,599,735

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Reflects the value of the Manager’s seed money invested on May 26, 2015.

See accompanying Notes to Financial Statements.

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015 1.2

Per Share Operating Data
Net asset value, beginning of period	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.07	0.02
Net realized and unrealized gain (loss)	(0.26)	0.28

Total from investment operations	(0.19)	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	0.00
Distributions from net realized gain	0.00[4]	0.00

Total dividends and/or distributions to shareholders	(0.09)	0.00

Net asset value, end of period	$10.02	$10.30

Total Return, at Net Asset Value[5]	(1.87)%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,206	$51,525

Average net assets (in thousands)	$48,636	$49,048

Ratios to average net assets:[6]
Net investment income	1.40%	1.07%
Total expenses[7]	1.31%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.05%

Portfolio turnover rate	26%	8%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.42%
Period Ended October 30, 2015	1.72%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class C	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015 1.2

Per Share Operating Data
Net asset value, beginning of period	$10.29	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.03	0.01
Net realized and unrealized gain (loss)	(0.27)	0.28

Total from investment operations	(0.24)	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	0.00
Distributions from net realized gain	0.00[4]	0.00

Total dividends and/or distributions to shareholders	(0.07)	0.00

Net asset value, end of period	$9.98	$10.29

Total Return, at Net Asset Value[5]	(2.33)%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$262	$45

Average net assets (in thousands)	$170	$28

Ratios to average net assets:[6]
Net investment income	0.62%	0.42%
Total expenses[7]	2.60%	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.81%

Portfolio turnover rate	26%	8%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.71%
Period Ended October 30, 2015	2.45%

See accompanying Notes to Financial Statements.

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 20151.2

Per Share Operating Data
Net asset value, beginning of period	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.08	0.02
Net realized and unrealized gain (loss)	(0.27)	0.29

Total from investment operations	(0.19)	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	0.00
Distributions from net realized gain	0.00[4]	0.00

Total dividends and/or distributions to shareholders	(0.09)	0.00

Net asset value, end of period	$10.03	$10.31

Total Return, at Net Asset Value[5]	(1.79)%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[6]
Net investment income	1.63%	1.27%
Total expenses[7]	1.09%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.84%

Portfolio turnover rate	26%	8%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.20%
Period Ended October 30, 2015	1.41%

See accompanying Notes to Financial Statements.

36        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class R	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015 1.2

Per Share Operating Data
Net asset value, beginning of period	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.05	0.01
Net realized and unrealized gain (loss)	(0.26)	0.29

Total from investment operations	(0.21)	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	0.00
Distributions from net realized gain	0.00[4]	0.00
Total dividends and/or distributions to shareholders	(0.08)	0.00

Net asset value, end of period	$10.01	$10.30

Total Return, at Net Asset Value[5]	(2.07)%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16	$10

Average net assets (in thousands)	$12	$10

Ratios to average net assets:[6]
Net investment income	1.12%	0.77%
Total expenses[7]	1.87%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.33%

Portfolio turnover rate	26%	8%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.98%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

37        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 29, 2016 (Unaudited)[1]	Period Ended October 30, 2015 1.2

Per Share Operating Data
Net asset value, beginning of period	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.08	0.02
Net realized and unrealized gain (loss)	(0.28)	0.29

Total from investment operations	(0.20)	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	0.00
Distributions from net realized gain	0.00[4]	0.00
Total dividends and/or distributions to shareholders	(0.09)	0.00

Net asset value, end of period	$10.02	$10.31

Total Return, at Net Asset Value[5]	(1.93)%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[6]
Net investment income	1.54%	1.17%
Total expenses[7]	1.27%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.94%

Portfolio turnover rate	26%	8%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.38%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

38        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on August 27, 2015. At period end, approximately 99.18% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available

40        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $740,759, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement

41        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$49,353,303
Federal tax cost of other investments	9,605,655

Total federal tax cost	$58,958,958

Gross unrealized appreciation	$3,531,768
Gross unrealized depreciation	(2,675,781)

Net unrealized appreciation	$855,987

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

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3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third

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3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,946,624	$3,621,132	$—	$6,567,756
Consumer Staples	1,669,758	2,413,264	—	4,083,022
Energy	1,072,732	509,471	—	1,582,203
Financials	3,000,363	2,584,550	—	5,584,913
Health Care	2,884,699	1,326,450	—	4,211,149
Industrials	2,064,977	3,179,673	—	5,244,650
Information Technology	4,543,791	2,751,998	—	7,295,789
Materials	558,182	911,854	—	1,470,036
Telecommunication Services	335,106	1,135,161	—	1,470,267
Utilities	306,203	—	—	306,203
Preferred Stocks	7,398	243,687	—	251,085
U.S. Government Obligations	—	3,436,014	—	3,436,014
Investment Companies	8,551,530	—	—	8,551,530

Total Investments, at Value	27,941,363	22,113,254	—	50,054,617
Other Financial Instruments:
Swaps, at value	—	27,526	—	27,526
Affiliated swaps, at value	—	22,948	—	22,948
Futures contracts	74,173	—	—	74,173
Forward currency exchange contracts	—	467,221	—	467,221

Total Assets	$28,015,536	$22,630,949	$—	$50,646,485

Liabilities Table
Other Financial Instruments:
Affiliated swaps, at value	$—	$(48,867)	$—	$(48,867)
Futures contracts	(91,834)	—	—	(91,834)
Forward currency exchange contracts	—	(311,519)	—	(311,519)

Total Liabilities	$(91,834)	$(360,386)	$—	$(452,220)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income

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4. Investments and Risks (Continued)

or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

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5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

49        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $11,262,422 and $7,869,459, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

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6. Use of Derivatives (Continued)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $5,702,196 and $1,948,555 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $79,232 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

51        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

At period end, the Fund had no such written option activity.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be

52        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $112,857 and $1,244,286 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $16,051,691 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty

53        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

54        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$ 207,559	$ (20,510)	$–	$ –	$187,049
BNP Paribas	6,166	–	–	–	6,166
Citibank NA	1,702	(1,702)	–	–	–

55        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Deutsche Bank Securities, Inc.	$ 37,874	$ (195)	$ –	$ –	$37,679
Goldman Sachs Bank USA	88,905	(51,621)	–	–	37,284
Goldman Sachs Group, Inc. (The)	10,485	–	–	–	10,485
HSBC Bank USA NA	17,560	(17,560)	–	–	–
JPMorgan Chase Bank NA	107,196	(39,976)	–	–	67,220
Morgan Stanley Capital Services, Inc.	27,785	(27,785)	–	–	–
Societe Generale	12,463	(12,463)	–	–	–

	$ 517,695	$ (171,812)	$ –	$ –	$345,883

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$ (20,510)	$ 20,510	$ –	$ –	$–
Citibank NA	(87,211)	1,702	–	–	(85,509)
Deutsche Bank Securities, Inc.	(195)	195	–	–	–
Goldman Sachs Bank USA	(51,621)	51,621	–	–	–
HSBC Bank USA NA	(35,618)	17,560	–	–	(18,058)
JPMorgan Chase Bank NA	(39,976)	39,976	–	–	–
Morgan Stanley Capital Services, Inc.	(76,388)	27,785	–	–	(48,603)

56        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Societe Generale	$ (48,867)	$ –	$ –	$ –	$(48,867)

	$ (360,386)	$ 159,349	$ –	$ –	$(201,037)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$27,526
Equity contracts	Affiliated swaps, at value	22,948	Affiliated swaps, at value	$48,867
Equity contracts	Variation margin receivable	67,618*	Variation margin payable	2,755*
Interest rate contracts	Variation margin receivable	18,844*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	467,221	Unrealized depreciation on foreign currency exchange contracts	311,519

Total		$604,157		$363,141

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies	Closing and expiration of futures contracts	Foreign currency transactions

Credit contracts	$ —	$ —	$—
Equity contracts	(209,643)	(567,105)	—
Foreign exchange contracts	—	—	172,913
Interest rate contracts	—	—	—

Total	$ (209,643)	$ (567,105)	$172,913

57        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Affiliated swap contracts	Total

Credit contracts	$94,533	$—	$94,533
Equity contracts	—	(155,664)	(932,412)
Foreign exchange contracts	—	—	172,913
Interest rate contracts	305,110	—	305,110

Total	$399,643	$(155,664)	$(359,856)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments	Futures contracts	Translation of assets and liabilities denominated in foreign currencies

Credit contracts	$—	$—	$—
Equity contracts	(67,061)	(8,266)	—
Foreign exchange contracts	—	—	155,702
Interest rate contracts	—	99	—

Total	$(67,061)	$(8,167)	$155,702

Amount of Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Affiliated swap contracts	Total

Credit contracts	$27,526	$—	$27,526
Equity contracts	—	(92,181)	(167,508)
Foreign exchange contracts	—	—	155,702
Interest rate contracts	7,178	—	7,277

Total	$34,704	$(92,181)	$22,997

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 29, 2016[1]		Period Ended October 30, 2015[1,2,3]
	Shares	Amount	Shares	Amount

Class A
Sold	11,192	$ 107,023	4,994,490	$ 49,945,032
Dividends and/or distributions reinvested	51	507	—	—
Redeemed	(5)	(50)	—	—

Net increase	11,238	$ 107,480	4,994,490	$ 49,945,032

58        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 29, 2016[1]		Period Ended October 30, 2015[1,2,3]
	Shares	Amount	Shares	Amount

Class C
Sold	21,816	$ 209,688	3,297	$ 32,088
Dividends and/or distributions reinvested	94	936	—	—
Redeemed	(2)	(25)	—	—

Net increase	21,908	$ 210,599	3,297	$ 32,088

Class I
Sold	—	$ —	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$ —	—	$ —

Class R
Sold	658	$ 6,383	—	$ —
Dividends and/or distributions reinvested	—	2	—	—
Redeemed	—	—	—	—

Net increase	658	$ 6,385	—	$ —

Class Y
Sold	—	$ —	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$ —	—	$ —

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on May 26, 2015. These amounts are not reflected in the table above.

3. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$9,486,500	$8,204,970

U.S. government and government agency obligations	3,024,122	4,766,159

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

59        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4.0 billion	0.65
Over $5.0 billion	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included

60        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor

April 29, 2016	$363

61        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.10% for Class A shares,

1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager reimbursed the Fund $23,307, $556, $6, $24 and $10 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $490 for IMMF management fees.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $27,058 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet

62        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

10. Pending Litigation (Continued)

be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

63        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

64        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs and REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Multi-Asset Growth Fund	12/15/15	82.4%	0.0%	17.6%
Oppenheimer Global Multi-Asset Growth Fund	12/29/15	94.3%	0.0%	5.7%

65        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

66        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

67        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2015.001.0416 June 24, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016